UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2011

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund July 31, 2011

An investment for your future.®114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

After relatively steady growth the past two years, market instability has reappeared. International and domestic debt concerns combined with economic uncertainty and scant job growth appeared to be the main culprits. At the same time, government and economic leaders are having difficulty making much headway around the political impasses that are the new norm in Washington. In this climate of short-termism by politicians posturing for the next election and companies focused on the next earnings call, Green Century Capital Management’s (Green Century) mission of building a more financially and environmentally sustainable economy stands in stark contrast.

By focusing on building portfolios of responsible companies, encouraging the companies to continually improve their policies and practices, and supporting our non-profit founders, we are laying the foundation for a greener, more equitable, and prosperous future. At Green Century, this long-term, holistic focus has been an integral part of our mission and philosophy since our founding. This year, we are proud to be celebrating our 20th anniversary. For over two decades, Green Century has been dedicated to green investing, seeking competitive returns for the Funds’ investors while advocating that corporations improve their environmental performance.

Financial performance is a key measure of our success; please see below for returns information and a discussion of each of the Green Century Funds’ performance. Also important is the positive change we effect within the business community, broader society, and for the environment.

Green Century helps foster a sustainable economy by directly encouraging companies to lessen their environmental impacts. From strategic dialogue with management and top executives, to raising issues with the public and other shareholders through the filing of shareholder resolutions, Green Century employs numerous strategies to encourage improvements in corporate behavior. We file shareholder resolutions each year calling on companies to address environmental problems related to corporate operations or policies.

We are proud to report that Green Century’s advocacy program achieved record-breaking support for the shareholder resolutions we proposed at corporate meetings this spring. During the 2011 proxy season, the five shareholder proposals filed by Green Century won average support of over 30 percent1, remarkably strong support for proposals on environmental issues. Unlike electoral campaigns which require majority support, proxy votes require a much smaller threshold to make an impact. Our advocacy focus this year included the following campaigns:

•

Green Century filed a resolution with Ultra Petroleum[2], encouraging the company to report on the environmental impact of its natural gas hydraulic fracturing operations; the resolution received a whopping 42% of the vote[1], double what our proposal received last year. This nearly unprecedented increase sends a clear message to the company that a significant portion of its shareholders are deeply concerned about this issue.

•

Green Century filed resolutions at ExxonMobil[2] and ConocoPhillips[2] pressing both to disclose the possible long term risks associated with oil sands development; the proposals garnered around 27 percent[1] of the vote at each company. When over a quarter of a company’s shares are voted to demand increased disclosure and accountability, a company should clearly recognize that a response is warranted.

•

Green Century filed resolutions with Southern Company[2] and FirstEnergy[2] pressing them to provide more transparency on their efforts to reduce environmental and health hazards associated with coal combustion waste. The resolution received 23.6% and 36% of the vote[1] respectively. While both votes are strong, the FirstEnergy vote is particularly notable because it was the first time the proposal went to a shareholder vote; it is highly uncommon for a first year environmental proposal to receive such a high vote.

Please note that Green Century advocates for change at some companies (including most of those listed above) that do not pass the Funds’ screens for environmental responsibility. Green Century believes it is important to engage a wide variety of companies to become more environmentally responsible, including those with the most egregious impact on the environment. These companies are held separately from the Funds’ portfolios so investors can be confident they are supporting clean, green companies while also advocating for broader environmental protection.

While every company has room for improvement, we work with our portfolio managers to seek out companies that are in the business of solving environmental problems or are committed to reducing their own environmental impact. Johnson Controls2, the energy efficiency company, is an example of a long-term stock holding in both the Green Century Equity Fund and the Green Century Balanced Fund. President Obama recently visited the company’s Holland, MI lithium-ion battery plant, praising the company for the creation of over 700 new jobs and its leadership in developing advanced systems for hybrid and electric vehicles.

Another holding worthy of note is the International Bank for Reconstruction and Development’s Green Bonds2 issued by the World Bank. The Balanced Fund was one of the early owners of this new high-quality fixed income product that offers environmental as well as financial returns. The bonds support World Bank projects addressing mitigation and adaptation solutions for climate change. The Green Bonds’ AAA credit quality is the same as for other bonds issued by the World Bank.

Thank you for your continued support.

Respectfully,

Green Century Capital Management

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2011 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2011, the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 66.3% and bonds constituted 30.5% of the Fund’s net asset value. The Fund also held 0.3% of its net assets in community investment certificates of deposit and had 2.9% invested in cash, cash equivalents and other assets less liabilities. The portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across mega-cap (28%), large-cap (29%), mid-cap (32%) and small-cap (11%) companies. There were 73 equity holdings at fiscal year-end, none of which represented more than 2.5% of total net assets. Generally, larger, less-volatile companies constituted larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects and reasonable valuations.

The stocks held by the Balanced Fund were also diversified by industry, including (as a percent of total net assets) Renewable Energy and Energy Efficiency (6.5%), Capital Goods (5.6%), Technology Hardware and Equipment (5.2%) and 19 additional industry groupings. In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of industries beyond the companies in the Renewable Energy and Energy Efficiency sector. Green Century’s environmental screens keep the Fund out of traditional energy and utility companies, while the Fund has broad exposure to information technology, health care, financial, consumer and industrial companies.

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

Higher quality, intermediate maturity bonds can lower volatility and provide a stable source of income. At fiscal year-end, the Balanced Fund held 33 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (4.1 years) and duration (3.7 years) remained in the intermediate range. The weighted average yield to maturity was 1.8%. All fixed income holdings are investment grade.

Economic Environment    A key issue confronting investors in 2011 is the extent of the slowdown in global economies. The Fund’s portfolio managers see a significant slowing in the pace of growth worldwide. Government stimulus, which can contribute to economic growth, whether in the U.S. or Europe, has changed to government austerity and a drag on economic growth; the recent political fight over the U.S. federal debt ceiling presages a continuing acceleration of contractionary pressures in the U.S., while European leaders’ struggle with first one, and then another country’s financial crisis. The portfolio managers expect that recovery in the U.S. will continue to be hampered as consumers and businesses deleverage, that is, pay down the excessive debt load built up over the prior 20 years. While consumers paying down excessive debt can be beneficial for each individual consumer, paying down debt does not add to overall economic activity and does not create jobs or increase incomes. Further, the portfolio managers expect that higher individual savings could lead to lower consumption growth, which will lead to slower employment growth, creating a negative feedback loop that slows the pace of recovery, and leading to the portfolio managers’ cautious outlook for the next twelve months, as slowing economic activity may reduce expected stock market returns.

As a result of their cautious economic outlook, and despite investors’ enthusiasm for stocks earlier in the year, the portfolio managers have been steadily shifting the sector emphasis away from cyclical sectors such as technology and energy and toward more stable sectors such as staples, healthcare and utilities.

For the twelve months ended June 30, 2011, consumer prices increased by 3.6%. Excluding food and energy, consumer price inflation was at a 1.6% rate, while producer price inflation (PPI) was running at 2.4% in the twelve months through June 2011. Including food and energy prices, the 12-month PPI rose 7.0% through June. The GDP deflator, the broadest index of prices, is 1.6% above its year-ago level despite the level of monetary stimulus in the economy.

Investment Strategy and Performance    Green Century believes that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liability.

A number of equity holdings which the portfolio managers believe have attractive environmental and financial characteristics were purchased during the fiscal year. New holdings include Polypore2 (microporous membranes used for hybrid/electric car batteries and in energy storage) and Veeco2 (Light Emitting Diode (LED) and solar equipment design and manufacture). The Fund’s exposure to clean technology and energy efficiency companies was increased during the year as well and includes relatively small, diversified positions in nine companies including First Solar2 (photo-voltaic solar power systems) and OM Group2 (advanced battery technologies).

During the year, the Fund purchased an additional Green Bond2, whose proceeds were used by the World Bank to finance projects in developing countries which immediately contribute to carbon reduction. As interest rates fell during the year, corporate and Federal Agency issuers called existing holdings of higher interest rate bonds. These bonds were replaced with lower interest rate bonds.

During a year when stocks prices rebounded significantly, the Balanced Fund’s returns were negatively affected by a cautious outlook toward stocks. The Fund’s return for the year ended July 31, 2011 was 11.92%, underperforming the Lipper Balanced Fund Index3 competitor group which had a return of 13.87% for the same period.*

Green Century Balanced Fund Total expense ratio: 1.38%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2011	Green Century Balanced Fund	19.27%	4.25%	3.10%	1.14%
	Lipper Balanced Fund Index[3]	20.32%	4.41%	4.40%	4.36%
July 31, 2011	Green Century Balanced Fund	11.92%	3.29%	2.81%	1.99%
	Lipper Balanced Fund Index[3]	13.87%	4.59%	4.14%	4.29%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

A comparison of the Fund’s equity holdings to the S&P 1500 Supercomposite Index (the S&P 1500)4, which like the Fund includes stocks across a range of capitalizations, provides some insight into relative performance; for the fiscal year ended July 31, 2011, the stocks held by the Balanced Fund underperformed those included in the S&P 1500, 19.15% vs. 20.35%. A performance attribution analysis provided by the Fund’s portfolio manager indicates that the underperformance of the Fund’s equities relative to the S&P 1500 is primarily due to the Fund’s allocation of stocks between sectors, particularly the zero investment in fossil-fuel based energy stocks and an overweight in industrials; fossil-fuel based energy stocks had the highest returns in the S&P 1500 as a group and financial stocks had the lowest returns, a spread of 40 percentage points. Stock selection in the Health Care and Consumer sectors boosted the Fund’s performance relative to

The S&P 500® Index and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. Similar to the Balanced Fund, the performance of the S&P 500® Index and the S&P 1500 Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index and the S&P 1500 Index does not include management and other operating expenses. It is not possible to invest directly in an index.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years. It is not possible to invest directly in an index.

the S&P 1500. The Fund’s performance was weakened relative to the S&P 1500 by its stock selection in Industrials, Financial Services, and Information Technology.

The companies held in the portfolio that contributed most toward the Fund’s equity performance relative to the S&P 1500 included UnitedHealth Group2, Timberland Co. Class A2, Polypore International2, and Starbucks Corp.2 Companies the Fund held that detracted most from performance relative to the S&P 1500 included American Superconductor2, Hartford Financial Services2, and Intel Corp.2

Relative to the S&P 1500, companies not held by the Fund that aided performance included Morgan Stanley2, Goldman Sachs Group2, and Citigroup2. Companies the Fund did not hold that detracted from relative performance included Exxon Mobil Corp.2, Pfizer Inc.2, and Philip Morris International2.

The fixed income portion of the portfolio continued to be managed with the goal of seeking to reduce risk and generating income for the Fund. Gross of fees, the fixed income portion of the Fund’s portfolio returned 3.82%, lagging the Lipper Intermediate Investment Grade Bond Index3 return of 5.65%. Overall, lower credit quality bonds and longer maturity bonds did better over the year; the returns of the fixed income portfolio were negatively impacted by the Fund’s high credit quality and intermediate maturity portfolio.

The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks long-term total return which matches the performance of an index comprised of the stocks of approximately 400 companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Equity Fund seeks to achieve its investment objective by investing substantially all its investable assets in the stocks which make up the MSCI KLD 400 Social Index (the Index), formerly named the Domini 400 Social Index, comprised primarily of large-cap U.S. companies. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole.

In evaluating whether a company meets the criteria for inclusion in the Index, a company’s dedication to sustainability is analyzed across five key categories: environment; community and society; employees and supply chain; customers; and governance and ethics. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products or alcoholic beverages; derive significant revenues from the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

Investment Strategy and Performance     Green Century believes that enterprises which exhibit a social awareness may be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for its fiscal year ended July 31, 2011 was 15.77%, while the S&P 500® Index4 returned 19.65% for the same period. Additional results for various time periods:*

Green Century Equity Fund Total expense ratio: 0.95%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2011	Green Century Equity Fund	25.76%	4.06%	2.52%	1.55%
	S&P 500® Index[4]	30.69%	3.34%	2.94%	2.72%
July 31, 2011	Green Century Equity Fund	15.77%	3.18%	2.03%	1.32%
	S&P 500® Index[4]	19.65%	2.92%	2.39%	2.61%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The Equity Fund performed well, relative to the S&P 500® Index, in part due to its underweighting of financial and utility companies which performed poorly. The Equity Fund benefited from not holding Bank of America2, Goldman Sachs Group2, American International Group (AIG) 2, and PG&E Corp.2 which had negative returns during the fiscal year ending July 31, 2011.

The performance of Equity Fund was hurt relative to the S&P 500® Index due to underweighting of the energy, telecommunications and industrial sectors which posted positive returns. This was due in part to not owning Cabot Oil & Gas Corp.2 which earned over 100% during this time period. The Equity Fund was overweight in healthcare, information technology, and consumer discretionary companies, which performed worse than the S&P 500® Index. Monster Worldwide Inc.2 and Eastman Kodak Co.2 were two overweight companies in the Fund that performed poorly.

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

1 Calculated by (i) dividing the number of votes in support of the proposal by (ii) the sum of the number of votes voted in support of and against the proposal. Abstentions and broker non-votes were not included in the calculation.

2 As of July 31, 2011, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Ultra Petroleum	0.00%	0.13%
ExxonMobil	0.00%	0.00%
ConocoPhillips	0.00%	0.00%
Southern Company	0.00%	0.00%
FirstEnergy	0.00%	0.00%
Johnson Controls	1.58%	0.46%
IBRD Green Bonds	0.87%	0.00%
Polypore	0.87%	0.00%
Veeco	0.25%	0.00%
First Solar	0.44%	0.12%
OM Group	0.70%	0.00%
UnitedHealth Group	2.05%	0.00%
Timberland Company Class A	0.00%	0.03%
Starbucks Corp.	1.23%	0.55%
American Superconductor	0.00%	0.01%
Hartford Financial Services	1.44%	0.18%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Intel Corp.	0.66%	2.24%
Morgan Stanley	0.86%	0.00%
Goldman Sachs Group	0.88%	0.00%
Citigroup	0.00%	0.00%
Pfizer Inc.	0.00%	0.00%
Philip Morris International	0.00%	0.00%
Bank of America	0.00%	0.00%
American International Group	0.00%	0.00%
PG&E Corp.	0.00%	0.00%
Cabot Oil & Gas Corp.	0.00%	0.00%
Monster Worldwide Inc.	0.00%	0.03%
Eastman Kodak Co.	0.00%	0.01%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by either Fund during the fiscal year ended July 31, 2011, or may have been held by a Fund for a portion of the fiscal year or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

3 Lipper Analytical Services, Inc. (“Lipper”) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years. It is not possible to invest directly in an index.

4 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. It is not possible to invest directly in the S&P 500® Index or the S&P Supercomposite 1500 Index.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/11

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2011 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 to July 31, 2011 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2011	ENDING ACCOUNT VALUE JULY 31, 2011	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,016.70	$6.86
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.19	6.87

Equity Fund
Actual Expenses	1,000.00	1,006.90	4.73
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,020.29	4.76

1 Expenses are equal to the Funds’ annualized expense ratios (1.38% for the Balanced Fund and 0.95% for the Equity Fund), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2011

COMMON STOCKS — 66.3%
	SHARES	VALUE
Renewable Energy & Energy Efficiency — 6.5%
First Solar, Inc. (a)	2,187	$258,569
GT Solar International, Inc. (a)	22,677	309,314
International Rectifier Corporation (a)	21,000	539,490
ITC Holdings Corporation	9,759	685,667
Johnson Controls, Inc.	9,647	356,457
OM Group, Inc. (a)	11,345	411,596
Polypore International, Inc. (a)	7,507	510,476
Quanta Services, Inc. (a)	9,600	177,792
STR Holdings, Inc. (a)	12,957	178,288
Suntech Power Holdings Company Ltd. American Depository Receipt (a)(b)	32,793	240,701
Veeco Instruments, Inc. (a)	3,635	144,637

		3,812,987

Software & Services — 6.1%
Factset Research Systems, Inc.	1,841	169,538
International Business Machines Corporation	7,059	1,283,679
MasterCard, Inc., Class A	3,452	1,046,819
Oracle Corporation	34,113	1,043,175

		3,543,211

Capital Goods — 5.6%
ABB Ltd. American Depositary Receipt (a)(b)	19,610	469,463
Cummins, Inc.	1,876	196,755
Lincoln Electric Holdings, Inc.	30,120	1,030,706
Pall Corporation	7,669	380,229
Pentair, Inc.	10,554	388,493
Thomas & Betts Corporation (a)	5,897	287,656
W.W. Grainger, Inc.	3,708	550,156

		3,303,458

Insurance — 5.6%
Aflac, Inc.	7,037	324,124
Chubb Corporation	17,212	1,075,406
Hartford Financial Services Group, Inc. (The)	35,997	843,050
HCC Insurance Holdings, Inc.	29,643	893,144
Progressive Corporation (The)	5,971	117,509

		3,253,233

	SHARES	VALUE
Technology Hardware & Equipment — 5.2%
Apple, Inc. (a)	3,038	$1,186,278
Applied Materials, Inc.	26,281	323,782
Brocade Communications Systems, Inc. (a)	92,876	508,960
EMC Corporation (a)	21,075	549,636
QUALCOMM, Inc.	8,310	455,222

		3,023,878

Pharmaceuticals & Biotechnology — 4.7%
Amgen, Inc. (a)	6,317	345,540
Endo Pharmaceuticals Holdings, Inc. (a)	9,477	353,018
Novartis A.G. American Depositary Receipt (b)	14,185	868,122
Novo Nordisk A/S American Depositary Receipt (b)	1,801	219,758
Waters Corporation (a)	10,719	942,093

		2,728,531

Healthcare Equipment & Services — 4.5%
Baxter International, Inc.	8,860	515,386
Cerner Corporation (a)	6,526	433,914
Fresenius Medical Care AG & Company KGaA American Depositary Receipt (b)	3,576	275,137
Hologic, Inc. (a)	13,544	251,512
St. Jude Medical, Inc.	5,323	247,520
UnitedHealth Group, Inc.	18,840	935,029

		2,658,498

Telecommunication Services — 3.4%
AT&T, Inc.	21,024	615,162
BT Group PLC American Depositary Receipt (b)	8,664	284,786
Telefonica S.A. American Depositary Receipt (b)	12,240	273,197
Vodafone Group PLC American Depositary Receipt (b)	28,223	793,066

		1,966,211

Diversified Financials — 3.3%
American Express Company	20,163	1,008,956
JPMorgan Chase & Company	22,755	920,440

		1,929,396

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July  31, 2011continued

	SHARES	VALUE
Banks — 3.0%
Barclays PLC American Depositary Receipt (b)	55,173	$803,319
Wells Fargo & Company	34,077	952,111

		1,755,430

Transportation — 3.0%
Canadian Pacific Railway Ltd.	3,204	204,607
Kansas City Southern (a)	9,763	579,434
United Parcel Service, Inc., Class B	13,799	955,167

		1,739,208

Semiconductors — 2.5%
Aixtron SE NA American Depositary Receipt (b)	5,449	146,305
Altera Corporation	4,602	188,130
Analog Devices, Inc.	21,823	750,711
Intel Corporation	17,278	385,818

		1,470,964

Food & Beverage — 2.5%
Diamond Foods, Inc.	3,165	226,583
General Mills, Inc.	300	11,205
J. M. Smucker Company (The)	15,672	1,221,162

		1,458,950

Consumer Durables & Apparel — 2.1%
Deckers Outdoor Corporation (a)	2,356	233,833
Jarden Corporation	32,172	997,010

		1,230,843

Food & Staples Retailing — 2.0%
Costco Wholesale Corporation	14,603	1,142,685

Consumer Services — 1.6%
Starbucks Corporation	17,855	715,807
Starwood Hotels & Resorts Worldwide, Inc.	4,157	228,469

		944,276

Retailing — 1.2%
Men’s Wearhouse, Inc. (The)	9,683	317,506
Nordstrom, Inc.	7,237	363,008

		680,514

Materials — 1.1%
Minerals Technologies, Inc.	10,056	651,428

	SHARES	VALUE
Healthy Living — 0.9%
Whole Foods Market, Inc.	8,141	$543,005

Household & Personal Products — 0.6%
Church & Dwight Company, Inc.	8,662	349,425

Media — 0.6%
John Wiley & Sons, Inc., Class A	6,978	349,319

Commercial & Professional Services — 0.3%
Interface, Inc., Class A	12,728	203,903

Total Common Stocks (Cost $33,558,866)		38,739,353

CORPORATE BONDS & NOTES — 20.3%
	PRINCIPAL AMOUNT	VALUE
Diversified Financials — 6.2%
Bank of New York Mellon Corporation (The) 4.30%, due 5/15/14	$500,000	544,470
Deutsche Bank A.G. 3.25%, due 1/11/16 (b)	500,000	511,987
Goldman Sachs Group, Inc. (The) 6.60%, due 1/15/12	500,000	512,735
JPMorgan Chase & Company 4.50%, due 1/15/12	500,000	507,242
JPMorgan Chase & Company 5.125%, due 9/15/14	500,000	541,012
Morgan Stanley 3.80%, due 4/29/16	500,000	504,013
UBS A.G. 3.00%, due 8/4/15 (b)(c)	500,000	500,509

		3,621,968

Renewable Energy & Energy Efficiency — 3.6%
International Bank for Reconstruction & Development 2.00%, due 10/20/16 (b)	500,000	508,923
International Finance Corporation 2.25%, due 4/28/14	1,000,000	1,009,197
Johnson Controls, Inc. 5.50%, due 1/15/16	500,000	568,796

		2,086,916

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July  31, 2011continued

	PRINCIPAL AMOUNT	VALUE
Pharmaceuticals & Biotechnology — 2.9%
Abbott Laboratories 5.60%, due 11/30/17	$500,000	$592,926
Amgen, Inc. 4.85%, due 11/18/14	500,000	562,606
Wyeth 5.50%, due 3/15/13 (c)	500,000	538,619

		1,694,151

Telecommunication Services — 2.7%
AT&T, Inc. 2.50%, due 8/15/15	500,000	515,270
BellSouth Corporation 4.75%, due 11/15/12	500,000	525,112
Verizon Communications, Inc. 5.25%, due 4/15/13	500,000	536,770

		1,577,152

Software & Services — 2.7%
International Business Machines Corporation 2.00%, due 1/5/16	500,000	507,593
Microsoft Corporation 1.625%, due 9/25/15	500,000	505,253
Oracle Corporation 3.75%, due 7/8/14	500,000	541,452

		1,554,298

Technology Hardware & Equipment — 1.8%
Dell, Inc. 2.30%, due 9/10/15	500,000	511,968
Hewlett-Packard Company 4.75%, due 6/2/14	500,000	548,984

		1,060,952

Healthcare Equipment & Services — 0.4%
UnitedHealth Group, Inc. 4.875%, due 4/1/13	250,000	264,925

Total Corporate Bonds & Notes (Cost $11,410,674)		11,860,362

U.S. GOVERNMENT AGENCIES — 10.2%
Fannie Mae Pool 5.50%, due 3/1/12	12,262	12,373
Federal Agricultural Mortgage Corporation 2.57%, due 12/30/15	500,000	504,573

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCIES — (continued)
Federal Farm Credit Bank 5.125%, due 8/25/16	$500,000	$583,484
Federal Home Loan Bank 3.125%, due 12/13/13	550,000	582,726
Federal Home Loan Bank 5.625%, due 6/13/16	1,000,000	1,121,832
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	596,704
Federal Home Loan Banks 2.00%, due 11/26/18 (c)	500,000	500,616
Federal Home Loan Banks 3.40%, due 8/5/20	500,000	498,064
Federal Home Loan Mortgage Corporation 2.25%, due 12/15/17 (c)	500,000	503,453
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	542,424
Federal National Mortgage Association 1.05%, due 5/16/16 (c)	500,000	502,660

Total U.S. Government Agencies (Cost $5,695,743)		5,948,909

CERTIFICATES OF DEPOSIT — 0.3%
Self Help Credit Union Environmental Certificate of Deposit 2.00%, due 8/8/12	95,000	95,000
Shorebank Pacific Time Deposit Receipt 3.75%, due 8/8/11	95,000	95,000

Total Certificates Of Deposit (Cost $190,000)		190,000

SHORT-TERM OBLIGATION — 2.7%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.01%, dated 7/29/11, due 8/1/11, proceeds $1,577,735 (collateralized by Fannie Mae, 3.00%, due 11/25/2040, value $1,613,844) (Cost $1,577,733)		1,577,733

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July  31, 2011concluded

VALUE
TOTAL INVESTMENTS (d) — 99.8%
(Cost $52,433,016)	$58,316,357
Other Assets Less Liabilities — 0.2%	93,463

NET ASSETS — 100.0%	$58,409,820

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Step rate bond. Rate shown is currently in effect at July 31, 2011.
(d)	The cost of investments for federal income tax purposes is $52,433,016 resulting in gross unrealized appreciation and depreciation of $7,478,420 and $1,595,079 respectively, or net unrealized appreciation of $5,883,341.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2011

COMMON STOCKS — 99.8%
	SHARES	VALUE
Software & Services — 13.9%
Adobe Systems, Inc. (a)	4,970	$137,768
Advent Software, Inc. (a)	340	7,898
Autodesk, Inc. (a)	2,259	77,710
Automatic Data Processing, Inc.	4,829	248,645
BMC Software, Inc. (a)	1,757	75,938
Compuware Corporation (a)	2,246	21,696
Convergys Corporation (a)	1,314	16,346
eBay, Inc. (a)	11,438	374,594
Electronic Arts, Inc. (a)	3,303	73,492
Factset Research Systems, Inc.	436	40,151
Google, Inc., Class A (a)	2,453	1,480,852
International Business Machines Corporation	11,927	2,168,925
Microsoft Corporation	73,902	2,024,915
Monster Worldwide, Inc. (a)	1,150	13,501
Paychex, Inc.	3,204	90,449
Red Hat, Inc. (a)	1,902	80,036
Salesforce.com, Inc. (a)	1,208	174,810
Symantec Corporation (a)	7,388	140,815
Yahoo!, Inc. (a)	12,096	158,458

		7,406,999

Pharmaceuticals & Biotechnology — 11.2%
Abbott Laboratories	15,157	777,857
Affymetrix, Inc. (a)	500	2,825
Allergan, Inc.	2,979	242,223
Amgen, Inc. (a)	9,108	498,208
Amylin Pharmaceuticals, Inc. (a)	1,214	14,459
Biogen Idec, Inc. (a)	2,235	227,679
Bristol-Myers Squibb Company	16,687	478,249
Cubist Pharmaceuticals, Inc. (a)	602	20,450
Endo Pharmaceuticals Holdings, Inc. (a)	1,169	43,545
Gilead Sciences, Inc. (a)	7,754	328,459
Hospira, Inc. (a)	1,648	84,246
Illumina, Inc. (a)	1,258	78,562
Johnson & Johnson	26,738	1,732,355
Life Technologies Corporation (a)	1,771	79,748
Merck & Company, Inc.	30,124	1,028,132
Techne Corporation	350	26,527
Thermo Fisher Scientific, Inc. (a)	3,815	229,243
Waters Corporation (a)	891	78,310

		5,971,077

	SHARES	VALUE
Technology Hardware & Equipment — 7.5%
Cisco Systems, Inc.	54,098	$863,945
Corning, Inc.	15,304	243,487
Dell, Inc. (a)	16,987	275,869
Echelon Corporation (a)	282	2,338
EMC Corporation (a)	20,234	527,703
Hewlett-Packard Company	21,216	745,954
Imation Corporation (a)	300	2,496
Lexmark International, Inc. (a)	772	25,916
Molex, Inc.	606	14,229
NetApp, Inc. (a)	3,509	166,748
Plantronics, Inc.	479	16,406
Polycom, Inc. (a)	1,732	46,816
QUALCOMM, Inc.	16,097	881,794
Seagate Technology plc	4,459	61,935
Silicon Graphics International Corporation (a)	280	3,995
Tellabs, Inc.	3,253	13,467
Xerox Corporation	13,577	126,673

		4,019,771

Capital Goods — 5.9%
3M Company	6,589	574,165
A.O. Smith Corporation	378	15,676
AMETEK, Inc.	1,555	66,088
Apogee Enterprises, Inc.	300	3,435
Brady Corporation, Class A	450	13,320
Broadwind Energy, Inc. (a)	488	644
CLARCOR, Inc.	450	19,827
Cooper Industries Ltd., Class A	1,677	87,724
Cummins, Inc.	1,822	191,091
Deere & Company	4,120	323,461
Donaldson Company, Inc.	712	39,431
EMCOR Group, Inc. (a)	693	19,349
Emerson Electric Company	7,384	362,481
Fastenal Company	2,754	92,672
Gardner Denver, Inc.	502	42,816
General Cable Corporation (a)	513	20,402
Graco, Inc.	610	26,797
Granite Construction, Inc.	330	7,715
Hubbell, Inc., Class B	543	32,292
Illinois Tool Works, Inc.	4,335	215,883
Ingersoll-Rand PLC	3,170	118,621
Kadant, Inc. (a)	100	2,631
Lincoln Electric Holdings, Inc.	764	26,144
Lindsay Corporation	110	6,963
Masco Corporation	3,512	37,052

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July  31, 2011continued

	SHARES	VALUE
Capital Goods — (continued)
Middleby Corporation (a)	175	$14,784
Nordson Corporation	580	29,597
Owens Corning (a)	1,171	41,664
Pall Corporation	1,152	57,116
Pentair, Inc.	1,006	37,031
Quanta Services, Inc. (a)	2,115	39,170
Rockwell Automation, Inc.	1,407	100,966
Roper Industries, Inc.	939	76,651
Simpson Manufacturing Company, Inc.	395	11,179
Snap-On, Inc.	547	31,102
Spirit Aerosystems Holdings, Inc. (a)	1,026	21,023
Stanley Black & Decker, Inc.	1,568	103,127
Tennant Company	150	6,422
Thomas & Betts Corporation (a)	471	22,975
Timken Company	845	36,901
W.W. Grainger, Inc.	580	86,055
WABCO Holdings, Inc. (a)	665	41,928
Westinghouse Air Brake Technologies Corporation	470	30,324

		3,134,695

Energy — 5.7%
Apache Corporation	3,739	462,589
Cameron International Corporation (a)	2,412	134,927
Chesapeake Energy Corporation	6,335	217,607
Clean Energy Fuels Corporation (a)	568	9,094
Devon Energy Corporation	3,957	311,416
Diamond Offshore Drilling, Inc.	693	47,006
EOG Resources, Inc.	2,470	251,940
EQT Corporation	1,373	87,158
Hess Corporation	2,939	201,498
National Oilwell Varco, Inc.	4,111	331,223
Newfield Exploration Company (a)	1,327	89,466
Noble Corporation	2,488	91,733
Noble Energy, Inc.	1,734	172,845
Pioneer Natural Resources Company	1,035	96,245
Quicksilver Resources, Inc. (a)	895	12,664
Range Resources Corporation	1,588	103,474
Southwestern Energy Company (a)	3,434	153,019
Spectra Energy Corporation	6,383	172,469
Ultra Petroleum Corporation (a)	1,481	69,341

		3,015,714

	SHARES	VALUE
Retailing — 5.2%
AutoZone, Inc. (a)	243	$69,364
Bed Bath & Beyond, Inc. (a)	2,516	147,161
Best Buy Company, Inc.	3,311	91,384
Buckle, Inc. (The)	280	12,407
Carmax, Inc. (a)	2,225	71,133
Charming Shoppes, Inc. (a)	800	3,280
Collective Brands, Inc. (a)	630	7,421
Foot Locker, Inc.	1,552	33,725
Gap, Inc. (The)	4,265	82,272
Genuine Parts Company	1,564	83,142
Home Depot, Inc.	16,051	560,661
J.C. Penney Company, Inc.	1,751	53,861
Kohl’s Corporation	2,737	149,741
Limited Brands, Inc.	2,744	103,888
Lowe’s Companies, Inc.	13,158	283,950
Men’s Wearhouse, Inc. (The)	500	16,395
Netflix, Inc. (a)	495	131,665
Nordstrom, Inc.	1,730	86,777
Office Depot, Inc. (a)	2,500	9,450
OfficeMax, Inc. (a)	863	6,110
Pep Boys—Manny, Moe & Jack (The)	500	5,375
RadioShack Corporation	1,019	14,184
Staples, Inc.	7,080	113,705
Target Corporation	6,521	335,766
Tiffany & Company	1,162	92,484
TJX Companies, Inc.	3,902	215,781

		2,781,082

Household & Personal Products — 5.2%
Avon Products, Inc.	4,131	108,356
Church & Dwight Company, Inc.	1,418	57,202
Clorox Company	1,316	94,213
Colgate-Palmolive Company	4,835	407,977
Estee Lauder Companies, Inc. (The), Class A	1,194	125,263
Kimberly-Clark Corporation	3,937	257,322
Nu Skin Enterprises, Inc., Class A	574	21,548
Procter & Gamble Company	27,396	1,684,580
WD-40 Company	170	7,446

		2,763,907

Healthcare Equipment & Services — 5.1%
Baxter International, Inc.	5,668	329,708
Becton, Dickinson and Company	2,150	179,761
Cerner Corporation (a)	1,394	92,687

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July  31, 2011continued

	SHARES	VALUE
Healthcare Equipment & Services — (continued)
CIGNA Corporation	2,673	$133,035
Cross Country Healthcare, Inc. (a)	200	1,382
Edwards Lifesciences Corporation (a)	1,128	80,483
Gen-Probe, Inc. (a)	481	29,124
Health Management Associates, Inc., Class A (a)	2,492	23,674
Henry Schein, Inc. (a)	904	60,080
Hill-Rom Holdings, Inc.	600	22,374
Humana, Inc.	1,662	123,952
Idexx Laboratories, Inc. (a)	573	47,525
Intuitive Surgical, Inc. (a)	375	150,206
Invacare Corporation	300	8,994
McKesson Corporation	2,474	200,691
Medtronic, Inc.	10,519	379,210
Molina Healthcare, Inc. (a)	262	5,934
Patterson Companies, Inc.	971	29,946
Quest Diagnostics, Inc.	1,690	91,277
St. Jude Medical, Inc.	3,378	157,077
Stryker Corporation	2,854	155,086
Varian Medical Systems, Inc. (a)	1,188	74,559
WellPoint, Inc.	3,668	247,773
Zimmer Holdings, Inc. (a)	1,879	112,778

		2,737,316

Diversified Financials — 5.0%
American Express Company	10,609	530,874
Bank of New York Mellon Corporation (The)	12,138	304,785
BlackRock, Inc.	910	162,399
Capital One Financial Corporation	4,414	210,989
Charles Schwab Corporation (The)	9,910	147,956
CME Group, Inc.	619	179,009
Discover Financial Services	5,374	137,628
Eaton Vance Corporation	1,162	31,165
Franklin Resources, Inc.	1,536	195,011
IntercontinentalExchange, Inc. (a)	723	89,146
Invesco Ltd.	4,540	100,697
Legg Mason, Inc.	1,419	41,747
Northern Trust Corporation	2,045	91,831
NYSE Euronext	2,581	86,360
PHH Corporation (a)	500	9,380
State Street Corporation	4,890	202,788
T. Rowe Price Group, Inc.	2,550	144,840

		2,666,605

	SHARES	VALUE
Food & Beverage — 4.9%
Campbell Soup Company	1,957	$64,679
Darling International, Inc. (a)	1,162	19,615
Dean Foods Company (a)	1,872	20,629
Flowers Foods, Inc.	1,149	25,186
General Mills, Inc.	6,182	230,898
Green Mountain Coffee Roasters, Inc. (a)	1,259	130,873
H.J. Heinz Company	3,102	163,289
J. M. Smucker Company (The)	1,171	91,244
Kellogg Company	2,512	140,119
Kraft Foods, Inc., Class A	16,206	557,162
McCormick & Company, Inc.	1,206	58,672
PepsiCo, Inc.	15,515	993,581
Sara Lee Corporation	5,691	108,755
Tootsie Roll Industries, Inc.	230	6,452

		2,611,154

Semiconductors — 3.8%
Advanced Micro Devices, Inc. (a)	5,774	42,381
Analog Devices, Inc.	2,957	101,721
Entegris, Inc. (a)	1,237	10,601
Intel Corporation	53,624	1,197,424
Lam Research Corporation (a)	1,224	50,037
LSI Corporation (a)	6,078	44,734
Micron Technology, Inc. (a)	8,867	65,350
National Semiconductor Corporation	2,335	57,721
Novellus Systems, Inc. (a)	906	28,122
SunPower Corporation, Class A (a)	33	648
Texas Instruments, Inc.	11,414	339,566
Xilinx, Inc.	2,576	82,690

		2,020,995

Transportation — 3.1%
AMR Corporation (a)	974	4,130
Arkansas Best Corporation	200	4,812
C.H. Robinson Worldwide, Inc.	1,603	115,913
CSX Corporation	10,864	266,929
Expeditors International of Washington, Inc.	2,097	100,069
FedEx Corporation	2,914	253,168
Genesee & Wyoming, Inc., Class A (a)	383	21,080
J.B. Hunt Transport Services, Inc.	968	43,792
Kansas City Southern (a)	1,002	59,469
Norfolk Southern Corporation	3,479	263,360

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July  31, 2011continued

	SHARES	VALUE
Transportation — (continued)
Ryder System, Inc.	500	$28,160
Southwest Airlines Company	1,829	18,217
United Parcel Service, Inc., Class B	7,172	496,446

		1,675,545

Banks — 3.0%
Bank of Hawaii Corporation	490	21,957
BB&T Corporation	6,742	173,135
Cathay General Bancorp	747	10,353
Comerica, Inc.	1,737	55,636
Fifth Third Bancorp	8,888	112,433
First Horizon National Corporation	2,712	24,381
Heartland Financial USA, Inc.	100	1,605
Hudson City Bancorp, Inc.	4,830	39,848
Keycorp	9,367	75,311
M&T Bank Corporation	1,110	95,726
New York Community Bancorp, Inc.	4,250	57,502
Old National Bancorp	957	9,761
People’s United Financial, Inc.	3,648	46,257
PNC Financial Services Group, Inc.	5,138	278,942
Popular, Inc. (a)	10,129	24,310
Regions Financial Corporation	12,472	75,954
Synovus Financial Corporation	7,482	13,692
U.S. Bancorp	18,683	486,879
Umpqua Holdings Corporation	1,227	13,939

		1,617,621

Materials — 2.9%
Air Products & Chemicals, Inc.	2,093	185,712
Airgas, Inc.	773	53,105
Alcoa, Inc.	10,485	154,444
Bemis Company, Inc.	1,067	33,717
Calgon Carbon Corporation (a)	598	8,904
Celanese Corporation, Class A	1,513	83,412
Domtar Corporation	408	32,620
Ecolab, Inc.	2,296	114,800
H.B. Fuller Company	526	12,024
Horsehead Holding Corporation (a)	501	5,596
Lubrizol Corporation	615	82,779
MeadWestvaco Corporation	1,639	51,038
Minerals Technologies, Inc.	193	12,503
Nalco Holding Company	1,300	45,955
Nucor Corporation	3,110	120,948
Praxair, Inc.	2,966	307,396
Rock-Tenn Company, Class A	681	41,854

	SHARES	VALUE
Materials — (continued)
Schnitzer Steel Industries, Inc., Class A	236	$11,986
Sealed Air Corporation	1,518	32,683
Sigma-Aldrich Corporation	1,209	81,124
Sonoco Products Company	1,014	32,499
Valspar Corporation	900	29,583
Wausau Paper Corporation	442	3,262
Worthington Industries, Inc.	588	12,330

		1,550,274

Food & Staples Retailing — 2.7%
Costco Wholesale Corporation	4,258	333,188
CVS Caremark Corporation	13,408	487,381
Safeway, Inc.	3,646	73,540
Sysco Corporation	5,651	172,864
Walgreen Company	9,023	352,258

		1,419,231

Consumer Services — 2.6%
Capella Education Company (a)	128	5,472
Chipotle Mexican Grill, Inc. (a)	297	96,400
Choice Hotels International, Inc.	314	9,574
Darden Restaurants, Inc.	1,362	69,190
DeVry, Inc.	621	38,589
Jack in the Box, Inc. (a)	393	8,929
McDonald’s Corporation	10,205	882,528
Peet’s Coffee & Tea, Inc. (a)	122	7,125
Starbucks Corporation	7,288	292,176

		1,409,983

Insurance — 2.1%
Aflac, Inc.	4,576	210,771
Chubb Corporation	2,851	178,131
Cincinnati Financial Corporation	1,562	42,690
Erie Indemnity Company	302	22,257
Hartford Financial Services Group, Inc. (The)	4,172	97,708
Lincoln National Corporation	3,124	82,786
Phoenix Companies, Inc. (The) (a)	1,000	2,400
Principal Financial Group, Inc.	3,164	87,421
Progressive Corporation (The)	6,156	121,150
StanCorp Financial Group, Inc.	485	16,131
Travelers Companies, Inc. (The)	4,172	230,002

		1,091,447

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July  31, 2011continued

	SHARES	VALUE
Consumer Durables & Apparel — 1.9%
Coach, Inc.	2,843	$183,544
Columbia Sportswear Company	122	7,003
Deckers Outdoor Corporation (a)	372	36,921
Eastman Kodak Company (a)	2,434	5,842
Harman International Industries, Inc.	684	28,454
KB Home	739	6,274
Leggett & Platt, Inc.	1,508	32,724
Liz Claiborne, Inc. (a)	900	5,760
Mattel, Inc.	3,303	88,058
NIKE, Inc., Class B	3,603	324,810
Phillips-Van Heusen Corporation	576	41,213
Pulte Homes, Inc. (a)	3,524	24,210
Timberland Company (The), Class A (a)	400	17,116
Tupperware Brands Corporation	600	37,494
Under Armour, Inc., Class A (a)	377	27,676
VF Corporation	843	98,462
Whirlpool Corporation	749	51,853

		1,017,414

Media — 1.7%
Discovery Communications, Inc., Class A (a)	1,363	54,247
John Wiley & Sons, Inc., Class A	436	21,826
New York Times Company (The), Class A (a)	1,313	11,266
Scholastic Corporation	290	8,329
Virgin Media, Inc.	2,924	77,369
Walt Disney Company (The)	17,677	682,686
Washington Post Company (The), Class B	53	21,322

		877,045

Utilities — 1.6%
AGL Resources, Inc.	771	31,457
Alliant Energy Corporation	1,070	42,169
Atmos Energy Corporation	881	29,452
Avista Corporation	613	15,454
CenterPoint Energy, Inc.	4,012	78,555
CH Energy Group, Inc.	148	7,558
Cleco Corporation	586	20,346
Consolidated Edison, Inc.	2,866	150,752
IDACORP, Inc.	472	18,507
MGE Energy, Inc.	201	8,257
National Fuel Gas Company	610	44,152

	SHARES	VALUE
Utilities — (continued)
New Jersey Resources Corporation	400	$17,444
Nicor, Inc.	452	24,724
NiSource, Inc.	2,739	55,136
Northeast Utilities	1,694	57,596
Northwest Natural Gas Company	243	10,840
NSTAR	1,038	46,015
OGE Energy Corporation	948	47,438
Pepco Holdings, Inc.	2,224	41,544
Piedmont Natural Gas Company, Inc.	724	21,119
Portland General Electric Company	696	17,247
Questar Corporation	1,712	31,552
UGI Corporation	1,145	34,693
WGL Holdings, Inc.	521	20,220

		872,227

Real Estate — 1.2%
Boston Properties, Inc.	1,400	150,304
CB Richard Ellis Group, Inc., Class A (a)	2,751	59,972
Forest City Enterprises, Inc., Class A (a)	1,159	20,873
Jones Lang LaSalle, Inc.	423	36,006
Liberty Property Trust	1,110	37,696
Potlatch Corporation	392	13,022
ProLogis	4,473	159,373
Regency Centers Corporation	809	36,340
Vornado Realty Trust	1,572	147,061

		660,647

Telecommunication Services — 1.2%
American Tower Corporation, Class A (a)	3,856	202,556
Crown Castle International Corporation (a)	2,865	124,341
Frontier Communications Corporation	9,813	73,499
Leap Wireless International, Inc. (a)	702	9,449
MetroPCS Communications, Inc. (a)	2,421	39,414
Sprint Nextel Corporation (a)	29,476	124,684
Windstream Corporation	4,968	60,659

		634,602

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July  31, 2011concluded

	SHARES	VALUE
Renewable Energy & Energy Efficiency — 1.2%
American Superconductor Corporation (a)	418	$3,060
Applied Materials, Inc.	12,755	157,141
Calpine Corporation (a)	3,075	49,969
Cree, Inc. (a)	1,084	35,620
First Solar, Inc. (a)	545	64,435
Fuel Systems Solutions, Inc. (a)	190	4,036
ITC Holdings Corporation	515	36,184
Itron, Inc. (a)	415	17,862
Johnson Controls, Inc.	6,625	244,794
Ormat Technologies, Inc.	164	3,421
Zoltek Companies, Inc. (a)	250	2,527

		619,049

Commercial & Professional Services — 0.6%
Avery Dennison Corporation	1,021	32,212
Deluxe Corporation	450	10,593
Herman Miller, Inc.	500	11,505
HNI Corporation	400	8,364
Interface, Inc., Class A	636	10,189
Kelly Services, Inc. (a)	327	5,118
Knoll, Inc.	420	7,665
Manpower, Inc.	814	41,123
Pitney Bowes, Inc.	2,036	43,876
R.R. Donnelley & Sons Company	2,000	37,620
Robert Half International, Inc.	1,285	35,183
Steelcase, Inc.	756	7,507
Stericycle, Inc. (a)	797	65,450
Team, Inc. (a)	201	5,377
Tetra Tech, Inc. (a)	668	14,696

		336,478

Automobiles & Components — 0.4%
BorgWarner, Inc. (a)	1,083	86,229
Harley-Davidson, Inc.	2,326	100,925
Modine Manufacturing Company (a)	365	5,442

		192,596

	SHARES	VALUE
Healthy Living — 0.2%
Hain Celestial Group, Inc. (The) (a)	339	$10,960
United Natural Foods, Inc. (a)	466	19,456
Whole Foods Market, Inc.	1,425	95,047

		125,463

Total Securities (Cost $47,503,216)		53,228,937

SHORT-TERM OBLIGATION — 0.1%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.01%, dated 7/29/11, due 8/1/11, proceeds $79,325 (collateralized by Fannie Mae, 3.00%, due 11/25/2040, value $83,644) (Cost $79,324)		79,324

TOTAL INVESTMENTS (b) — 99.9%
(Cost $47,582,540)		53,308,261
Other Assets Less Liabilities — 0.1%		54,658

NET ASSETS — 100.0%		$53,362,919

(a)	Non-income producing security.
(b)	The cost of investments for federal income tax purposes is $48,586,589 resulting in gross unrealized appreciation and depreciation of $9,655,091 and $4,933,419 respectively, or net unrealized appreciation of $4,721,672.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2011

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $52,433,016 and $47,582,540, respectively)	$58,316,357	$53,308,261
Receivables for:
Securities sold	—	58,617
Capital stock sold	349	645
Interest	145,462	—
Dividends	59,169	56,737

Total assets	58,521,337	53,424,260

LIABILITIES:
Payable for capital stock repurchased	40,659	13,880
Accrued expenses	70,858	47,461

Total liabilities	111,517	61,341

NET ASSETS	$58,409,820	$53,362,919

NET ASSETS CONSIST OF:
Paid-in capital	$57,786,021	$55,027,223
Undistributed net investment income	5,784	15,627
Accumulated net realized losses on investments	(5,265,326)	(7,405,652)
Net unrealized appreciation on investments	5,883,341	5,725,721

NET ASSETS	$58,409,820	$53,362,919

SHARES OUTSTANDING	3,338,657	2,669,258

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$17.50	$19.99

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2011

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$596,539	$15
Dividend and other income (net of $7,730 and $0 foreign withholding taxes, respectively)	605,516	977,527

Total investment income	1,202,055	977,542

EXPENSES:
Administrative services fee	417,432	366,679
Investment advisory fee	370,580	129,877

Total expenses	788,012	496,556

NET INVESTMENT INCOME	414,043	480,986

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	2,266,008	(97,409)
Change in net unrealized appreciation on investments	3,571,199	6,998,388

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,837,207	6,900,979

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,251,250	$7,381,965

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE YEAR ENDED JULY 31, 2011	FOR THE YEAR ENDED JULY 31, 2010	FOR THE YEAR ENDED JULY 31, 2011	FOR THE YEAR ENDED JULY 31, 2010
INCREASE IN NET ASSETS:
From operations:
Net investment income	$414,043	$577,111	$480,986	$454,853
Net realized gain (loss) on investments	2,266,008	474,363	(97,409)	(1,148,396)
Change in net unrealized appreciation on Investments	3,571,199	2,779,864	6,998,388	5,950,275

Net increase in net assets resulting from operations	6,251,250	3,831,338	7,381,965	5,256,732

Dividends and distributions to shareholders:
From net investment income	(457,006)	(582,906)	(534,364)	(395,226)
Capital share transactions:
Proceeds from sales of shares	4,100,652	4,650,484	5,175,851	7,260,794
Reinvestment of dividends and distributions	445,182	570,188	523,786	390,087
Payments for shares redeemed	(4,690,919)	(3,812,967)	(5,775,084)	(6,580,289)

Net increase (decrease) in net assets resulting from capital share transactions	(145,085)	1,407,705	(75,447)	1,070,592

Total increase in net assets	5,649,159	4,656,137	6,772,154	5,932,098
NET ASSETS:
Beginning of year	52,760,661	48,104,524	46,590,765	40,658,667

End of year	$58,409,820	$52,760,661	$53,362,919	$46,590,765

Undistributed net investment income	5,784	48,715	15,627	75,629

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$15.76	$14.75	$16.52	$17.78	$16.29

Income from investment operations:
Net investment income	0.13	0.18	0.27	0.28	0.22
Net realized and unrealized gain (loss) on investments	1.75	1.01	(1.77)	(1.27)	1.48

Total increase (decrease) from investment operations	1.88	1.19	(1.50)	(0.99)	1.70

Less dividends:
Dividends from net investment income	(0.14)	(0.18)	(0.27)	(0.27)	(0.21)

Net Asset Value, end of year	$17.50	$15.76	$14.75	$16.52	$17.78

Total return	11.92%	8.07%	(8.88)%	(5.62)%	10.40%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$58,410	$52,761	$48,105	$52,703	$51,754
Ratio of expenses to average net assets	1.38%	1.38%	1.38%	1.38%	1.44%
Ratio of net investment income to average net assets	0.72%	1.13%	1.97%	1.50%	1.24%
Portfolio turnover	70%	48%	33%	44%	35%

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$17.44	$15.65	$18.83	$22.66	$19.91

Income from investment operations:
Net investment income	0.18	0.17	0.21	0.18	0.19
Net realized and unrealized gain (loss) on investments	2.57	1.77	(3.17)	(2.81)	2.75

Total increase (decrease) from investment operations	2.75	1.94	(2.96)	(2.63)	2.94

Less dividends:
Dividends from net investment income	(0.20)	(0.15)	(0.22)	(0.19)	(0.19)
Distributions from net realized gains	—	—	— (a)	(1.01)	—

Total decrease from dividends	(0.20)	(0.15)	(0.22)	(1.20)	(0.19)

Net Asset Value, end of year	$19.99	$17.44	$15.65	$18.83	$22.66

Total return	15.77%	12.39%	(15.58)%	(12.28)%	14.76%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$53,363	$46,591	$40,659	$50,123	$42,232
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	0.92%	0.97%	1.38%	0.98%	0.89%
Portfolio turnover	13%	13%	23%	6%	8	%(b)

(a)	Amount represents less than 0.005 per share.
(b)	Represents portfolio turnover for the Equity Fund from November 28, 2006 to July 31, 2007. Portfolio turnover for the Domini Trust from August 1, 2006 to November 27, 2006 was 1%. For further information regarding the withdrawal of the Equity Fund’s investment in the Domini Trust, please see the notes to the financial statements.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

Through November 27, 2006, the Equity Fund invested substantially all of its assets in the Domini Social Equity Trust (the “Domini Trust”), an open-end, diversified management investment company which had the same investment objective as the Fund. The Equity Fund accounted for its investment in the Domini Trust as a partnership investment and recorded its share of the Domini Trust income, expenses and realized and unrealized gains and losses daily. The value of such investment reflected the Fund’s proportionate interest in the net assets of the Domini Trust (2.57% at November 27, 2006). Effective November 28, 2006, the Equity Fund withdrew its investment from the Domini Trust and directly invested in the securities of the companies included in the MSCI KLD 400 Social Index, formerly the Domini 400 SocialSM Index (the “Index”).

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2011:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS*	$38,739,353	$—	$—	$38,739,353
CORPORATE BONDS & NOTES	—	11,860,362	—	11,860,362
U.S. GOVERNMENT AGENCIES	—	5,948,909	—	5,948,909
CERTIFICATES OF DEPOSIT	—	190,000	—	190,000
SHORT-TERM OBLIGATION	—	1,577,733	—	1,577,733

TOTAL	$38,739,353	$19,577,004	$—	$58,316,357

* All sub-categories within common stocks represent Level 1 evaluation status.

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2011:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS*	$53,228,937	$—	$—	$53,228,937
SHORT-TERM OBLIGATION	—	79,324	—	79,324

TOTAL	$53,228,937	$79,324	$—	$53,308,261

* All sub-categories within common stocks represent Level 1 evaluation status.

The Funds did not have any significant transfers into or out of Level 1 and 2 and did not hold any Level 3 securities during the year ended July 31, 2011.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)

Options Transactions:    The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the year ended July 31, 2011, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.

(D)	Repurchase Agreements: The Funds enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. generally accepted accounting principles. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.
In July 2006, the Financial Accounting Standards Board (FASB) issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2011. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2011. At July 31, 2011, the tax years 2008 through 2011 remain open to examination by the Internal Revenue Service.
(G)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2011, the Balanced Fund and Equity Fund received $847 and $538, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(H)	Indemnification: The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)

Subadvisers:    Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2011, Green Century accrued fees of $214,543 to Trillium. Mellon Capital Management Corporation (“Mellon”) was the subadviser for the Equity Fund through November 28, 2010. Mellon was paid a fee by the Adviser the greater of $50,000 or 0.08% of the value of the average daily net assets of the Fund up to but not including $100 million, 0.05% of the average daily net assets of the Fund from and including $100 million up to but not including $500 million, 0.02% of the average daily net assets of the Fund from and including $500 million up to but not including $1 billion and 0.01% of the average daily net assets of the Fund equal to or in excess of $1 billion for its services. For the period of August 1, 2010 to November 28, 2010, Green Century accrued fees of $16,438 to Mellon. At a November 5, 2010 Board meeting, effective November 29th, the Board terminated Mellon as the subadvisor to the Equity Fund and approved Northern Trust Investments, Inc. (“Northern Trust”) as the Equity Fund’s subadviser, subject to the approval of the Equity Fund’s shareholders. At a Special Meeting of the Equity Fund’s shareholders on March 22, 2011, the Fund’s shareholders voted to approve an Investment Subadvisory Agreement with Northern Trust. For the period November 29, 2010 through March 21, 2011 Northern Trust was paid a fee by the Adviser equal to the Mellon fee schedule detailed above. For the period March 22, 2011 through July 31, 2011 Northern Trust was paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the period of November 29, 2010 to July 31, 2011 Green Century accrued fees of $42,603 to Northern Trust.

(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.38% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 0.95% of the Fund’s average daily net assets.
(D)	Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2011, Green Century accrued fees of $90,969 and $90,969 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the Index. The Index is owned and maintained by MSCI ESG Research. For the use of the Index, MSCI is paid a fee by the Adviser the greater of $50,000 or at an annual rate of 0.10% on the first $500 million of average daily net assets, 0.075% on average daily net assets on the next $500 million, and 0.05% on average daily net assets in excess of $1 billion. For the year ended July 31, 2011, Green Century accrued fees of $51,951 to MSCI.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $38,399,896 and $38,490,136, respectively, for the year ended July 31, 2011. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $6,524,798 and $6,663,713, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2011 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$5,784	$9,224
Undistributed long-term capital gains	—	—

Tax accumulated earnings	5,784	9,224

Accumulated capital and other losses	(5,265,326)	(6,395,200)
Unrealized appreciation (depreciation)	5,883,341	4,721,672

Distributable net earnings (deficit)	$623,799	$(1,664,304)

The Balanced Fund and the Equity Fund had accumulated capital loss carryforwards of $5,265,326 and $6,105,015, respectively, of which $1,866,519 and $1,484,742, respectively, expire in the year 2017, $3,398,807 and $3,699,763, respectively, expire in the year 2018 and $0 and $920,510, respectively, expire in the year 2019. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The Balanced Fund had losses expiring during the fiscal year ended July 31, 2011, in the amount of $7,287,982.

At July 31, 2011, the Balanced and Equity Fund had net realized capital losses from transactions between November 1, 2010 and July 31, 2011 of $0 and $290,185, respectively, which for tax purposes, are deferred and will be recognized in fiscal year 2012.

The tax character of distributions paid during the fiscal years ended July 31, 2011 and July 31, 2010 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2011	YEAR ENDED JULY 31, 2010	YEAR ENDED JULY 31, 2011	YEAR ENDED JULY 31, 2010
Ordinary income	$457,006	$582,906	$534,364	$395,226
Long-term capital gains	—	—	—	—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2011	YEAR ENDED JULY 31, 2010	YEAR ENDED JULY 31, 2011	YEAR ENDED JULY 31, 2010
Shares sold	238,080	293,961	264,941	423,116
Reinvestment of dividends	25,661	36,590	26,310	22,494
Shares redeemed	(272,802)	(243,270)	(293,317)	(372,127)

	(9,061)	87,281	(2,066)	73,483

NOTE 6 — FASB Accounting Standards Codification Topic 815

The Funds adopted FASB Accounting Standards Codification (ASC) Topic ASC 815, Disclosures about Derivative and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about (a) how an entity uses derivative instruments (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a Fund’s financial position and financial performance. This includes qualitative and quantitative disclosures on derivative positions existing as of July 31, 2011 or for the year then ended and the affect of using derivatives during the year. Neither of the Funds held any derivative positions as of and for the year ended July 31, 2011.

NOTE 7 — Recent Accounting Pronouncements

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTSconcluded

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2011, management of the Funds is assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

NOTE 8 — Subsequent Events

Subsequent to July 31, 2011 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events and concluded there were no subsequent events requiring accrual or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Green Century Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Green Century Balanced Fund and the Green Century Equity Fund (collectively the “Funds”), each a series of Green Century Funds as of July 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2011, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 21, 2011

TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2011, the Balanced and Equity Fund had 100% and 100%, respectively, of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2011, the Balanced and Equity Fund had 100% and 100%, respectively, of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2011. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below, with the exception of Mr. Comerford. Mr. Comerford is an “interested person” by virtue of his employment with Instinet, LLC, and prior to that with Nomura Securities International, each of which may have provided brokerage services to Mellon Capital Management Corporation, the former subadviser to the Equity Fund. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Tanya Africa 114 State Street Suite 200 Boston, MA 02109 Age: 42	Trustee since 2009	Consultant, Self-Employed (since 2009); Director of Electoral Initiatives, MoveOn.org Political Action (2005-2009); Associate Director, Truckee Donner Land Trust (2002-2005)	2

Stephen J. Morgan 104 Landing Drive Chapel Hill, NC 27514 Age: 63	Trustee since 1991	President, Clean Energy Solutions, Inc. (since 2008); Vice President, Clean Energy Solutions, Inc. (2007-2008); Vice President, AMERESCO, Inc. (2000-2007)	2

Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 46	Trustee since 2009	Director of Major Donor Development and Special Projects, BlueGreen Alliance (since 2011); Chief Operating Officer, Apollo Alliance (2007-2011); Executive Director, Stanford Institute for Creativity and the Arts (2005-2007); Development Director, Stanford Lively Arts (2001-2005)	2

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 63	Chairperson since 2009, Trustee since 1991	Director, Cool Creek Watershed Commission (since 2011); Chairperson, Gunnison Valley Transportation Authority (2004-2010); President, Peanut Mine, Inc. (since 2002); Senior Attorney, Starr and Associates, PC (since 1982); County Commissioner, Gunnison County, CO (1999-2010); Director, Crested Butte Land Trust (1991-2009)	2

Interested Trustees:
John Comerford* 114 State Street Suite 200 Boston, MA 02109 Age: 42	Trustee since 2005	Executive Vice President, Instinet, LLC (since 2007); Managing Director and Head of Quantitative Trading Research, Nomura Securities International (2003-2007)	2

Douglas H. Phelps* 1550 Larimer St. #216 Denver, CO 80202 Age: 64	Trustee since 1997	President (1996 to 2003) and Director (since 1996), Green Century Capital Management, Inc.; Chairman, Fund for Public Interest Research (since 1982); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (Since 2003)	2

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 49	Trustee since 1991	President (since 2006) and Director (since 2006), Green Century Capital Management, Inc; Senior Staff, Fund for Public Interest Research, Center for Public Interest Research (since 1989)	2

Officers:
Kristina A. Curtis* 114 State Street Suite 200 Boston, MA 02109 Age: 58	President since 2005 Treasurer since 2008 and from 1991-2005.	Senior Vice President of Finance and Operations (since 2002), Treasurer and Director (since 1991), Senior Vice President (since 1991), Green Century Capital Management, Inc.	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 52	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.; Senior Specialist, PFPC Inc. (2003-2004)	Not applicable

Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

e-mail: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

711 Atlantic Avenue

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

803 West Michigan Street, Suite A

Milwaukee, WI 53233

CUSTODIAN

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

TRANSFER AGENT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

July 31, 2011

Balanced Fund

Equity

Fund

An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2. Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	A copy of the registrant’s Code of Ethics referred to in Item 2(a) above is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Stephen J. Morgan, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Morgan is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/11: $36,400.00

For the fiscal year ended 7/31/10: $32,400.00

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/11: $10,400.00

For the fiscal year ended 7/31/10: $10,400.00

(d)	All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/11: $10,400.00

For the fiscal year ended 7/31/10: $10,400.00

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics: incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2004.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ KRISTINA A. CURTIS
Kristina A. Curtis President and Principal Executive Officer October 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ KRISTINA A. CURTIS
Kristina A. Curtis President and Principal Executive Officer October 7, 2011

/s/ KRISTINA A. CURTIS
Kristina A. Curtis Treasurer and Principal Financial Officer October 7, 2011